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Exhibit 4.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE U.S. SECURITIES ACT AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PURCHASERS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE U.S. SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE U.S. SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK TO THE ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED), HAS AN INTEREST HEREIN.

ALTRA INDUSTRIAL MOTION, INC.

11 1/4% SENIOR NOTES DUE 2013

ISIN No. XS0243854691 Common Code 24385469	U.K.£33,000,000	Initial Aggregate Principal Balance
Certificate No. Q-1	U.K.£5,500,000	Initial Principal Balance of this Certificate

        Altra Industrial Motion, Inc., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) or registered assigns the principal sum of up to THIRTY-THREE MILLION AND 00/100 Pounds Sterling (U.K.£33,000,000), initial issuance of FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 Pounds Sterling (U.K.£5,500,000) (or such principal amount at maturity as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on February 15, 2013 and to pay interest thereon as hereinafter set forth.

        Interest Rate: 11 1/4%

        Interest Payment Dates: February 15 and August 15, commencing August 15, 2006.

        Record Dates: February 1 and August 1

        Reference is made to the further provisions of this Note contained on the reverse side of this Note, which will for all purposes have the same effect as if set forth at this place.

[Signature page follows]

        IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ALTRA INDUSTRIAL MOTION, INC.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Office

Dated: February 8, 2006

TRUSTEE CERTIFICATE OF AUTHENTICATION

        This is one of the 11 1/4% Senior Notes due 2013 referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
Dated: February 8, 2006	By:	/s/ LUIS PEREZ Name: Luis Perez Authorized Signatory

(REVERSE OF SECURITY)

11 1/4% SENIOR NOTES DUE 2013

        1.    Interest.

        Altra Industrial Motion, Inc., a Delaware corporation (the "Issuer"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from and including the date of issuance. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 15, 2006. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

        2.    Method of Payment.

        The Issuer shall pay interest on the Notes to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date, and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and interest in money of the United Kingdom that at the time of payment is legal tender for payment of public and private debts ("U.K. Legal Tender"). However, the Issuer may pay principal and interest by check payable in such U.K. Legal Tender. The Issuer may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

        3.    Paying Agent and Registrar.

        Initially, The Bank of New York (the "Trustee") will act as Registrar and as paying agent in the City of New York (the "Principal Paying Agent") and The Bank of New York (Luxembourg) S.A. will act as paying agent in Luxembourg (the "Luxembourg Paying Agent" and, together with the Principal Paying Agent, the "Paying Agent"). The Issuer may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

        4.    Indenture.

        The Notes and the Guarantees were issued under an Indenture, dated as of February 8, 2006, by and among the Issuer, the Guarantors named therein, the Trustee and Principal Paying Agent and the Luxembourg Paying Agent (the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb) (the "U.S. TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the U.S. TIA, and thereafter as in effect on the date on which the Indenture is qualified under the U.S. TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to in the Indenture and the U.S. TIA for a statement of such terms. The Notes are senior unsecured obligations of the Issuer. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.

        5.    Redemption on or After February 15, 2010.

        (a)    Optional Redemption.    Except as described below, the Notes are not redeemable before February 15, 2010. On or after February 15, 2010, the Company may redeem the Notes, at its option, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 15 of the year set forth below:

Year	Percentage
2010	105.625%
2011	102.813%
2012 and thereafter	100.000%

        In addition, the Company must pay accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to the date of redemption (subject to the right of the Holders of the relevant record date to receive interest due on the relevant interest payment date).

        (b)    Optional Redemption upon Equity Offerings.    In addition, at any time, or from time to time, until February 15, 2009, the Company may, at its option, use an amount not to exceed the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued under the Indenture at a redemption price of 111.25% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date of redemption; provided that:

          (1)   at least 65% of the original principal amount of Notes (which includes Additional Notes, if any) issued under the Indenture remains outstanding immediately after any such redemption; and

          (2)   the Company makes such redemption not more than 120 days after the consummation of any such Equity Offering.

        (c)    Notice of Redemption.    Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at such Holder's registered address. If fewer than all of the Notes are to be redeemed, at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the principal U.S. or foreign securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee reasonably determines to be fair and appropriate; provided that no partial redemption will reduce the principal amount of a Note not redeemed to a denomination of less than £50,000; and provided, further, that any such partial redemption made with the proceeds of an Equity Offering will be made only on a pro rata basis or on as nearly a pro rata basis as practicable (subject to the procedures of Euroclear or Clearstream or any other depository) unless such method is otherwise prohibited. Notes in denominations of £50,000 or more may be redeemed in part.

        Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such redemption date sufficient to pay such redemption price plus accrued and unpaid interest and Additional Interest, if any, the Notes called for redemption will cease to bear interest from and after such redemption date, and the only remaining right of the Holders of such Notes will be to receive payment of the redemption price plus accrued and unpaid interest and Additional Interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed.

        6.    Offers to Purchase.

        Sections 4.10 and 4.19 of the Indenture provide that after certain Asset Sales and upon the occurrence of a Change of Control and subject to further limitations contained therein, the Issuer will make an offer to purchase the Notes in accordance with the procedures set forth in the Indenture.

        7.    Registration Rights.

        Pursuant to the Registration Rights Agreement among the Issuer, the Guarantors and the Initial Purchasers, the Issuer will be obligated to consummate an exchange offer. Upon such exchange offering, the Holders of the Initial Notes shall have the right, subject to compliance with securities laws, to exchange such Initial Notes for Notes, which have been registered under the U.S. Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain Additional Interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

        8.    Denominations; Transfer; Exchange.

        The Notes are in registered form, without coupons, in denominations of £50,000 and integral multiples of £1,000 in excess thereof. A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

        9.    Persons Deemed Owners.

        The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

        10.    Unclaimed Money.

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent may pay the money without interest thereon back to the Issuer. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

        11.    Discharge Prior to Redemption or Maturity.

        If the Issuer at any time deposits with the Trustee U.K. Legal Tender or Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or Maturity and complies with the other provisions of the Indenture relating thereto, the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, except for the rights of Holders to receive payments in respect of the principal of, and premium, if any, interest and Additional Interest, if any, on the Notes when such payments are due from the deposits referred to above.

        12.    Amendment; Supplement; Waiver.

        Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the U.S. TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

        13.    Restrictive Covenants.

        The Indenture imposes certain limitations on the ability of the Issuer and the Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

        14.    Successors.

        When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Indenture, the Notes and the Guarantees, the predecessor will be released from those obligations.

        15.    Defaults and Remedies.

        If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

        16.    Trustee Dealings with Issuer.

        Subject to the terms of the U.S. TIA and the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Issuer, the Subsidiaries or their respective Affiliates as if it were not the Trustee.

        17.    No Recourse Against Others.

        No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Issuer or the Guarantors shall have any liability for any obligation of the Issuer under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        18.    Guarantees.

        Payment of principal, premium, if any, and interest and Additional Interest, if any, is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

        19.    Authentication.

        This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

        20.    Governing Law.

        THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS NOTE, THE GUARANTEES AND THE INDENTURE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

        21.    Waiver of Jury Trial.

        Each of the parties hereto and the holders (by their acceptance of the Note) hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any action or proceeding arising out of or in connection with the Indenture, this Note, the Guarantees or the transactions contemplated by the Indenture.

        22.    Abbreviations and Defined Terms.

        Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        The Issuer will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to: Altra Industrial Motion, Inc., 14 Hayward Street, Quincy, Massachusetts 02171.

GUARANTEE

        Each of the undersigned and their respective successors under the Indenture (collectively, the "Guarantors") has jointly and severally with each of the other Guarantors, irrevocably and unconditionally guaranteed, on a senior unsecured basis to the extent set forth in the Indenture, dated as of February 8, 2006, by and among the Issuer, the Guarantors, The Bank of New York, as Trustee and Principal Paying Agent, and The Bank of New York (Luxembourg) S.A., as Luxembourg Paying Agent (the "Indenture"), (i) the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes, whether at maturity, by acceleration or otherwise, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

        THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS NOTATION OF GUARANTEE (THE "GUARANTEE") AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES. EACH HOLDER OF A NOTE, BY ACCEPTING THE SAME, (A) AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS AND (B) APPOINTS THE TRUSTEE ATTORNEY-IN-FACT FOR SUCH HOLDER FOR SUCH PURPOSES.

        THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.

AMERICAN ENTERPRISES MPT CORP.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
AMERICAN ENTERPRISES MPT HOLDINGS, LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
AMERIDRIVES INTERNATIONAL, LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
BOSTON GEAR LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
FORMSPRAG LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
KILIAN MANUFACTURING CORPORATION
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer

NUTTALL GEAR LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
THE KILIAN COMPANY
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC INTERNATIONAL HOLDING, INC.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC TECHNOLOGY LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer

ASSIGNMENT FORM

        If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

(Print or type name, address and zip code and
social security or tax ID number of assignee)

and irrevocably appoint
agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.
Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

        In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) February 8, 2008, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

[Check One]

(1)	☐	to the Issuer or a subsidiary thereof; or
(2)	☐	pursuant to and in compliance with Rule 144A under the U.S. Securities Act; or
(3)	☐
to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or
(4)	☐	outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the U.S. Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the U.S. Securities Act; or
(6)	☐	pursuant to an effective registration statement under the U.S. Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4) or (5) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the either Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act.

        If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

        The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.10 or 4.19 of the Indenture, check the appropriate box:

          Section 4.10 [            ]

          Section 4.19 [            ]

        If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.10 or 4.19 of the Indenture, state the amount you elect to have purchased:

£

Dated:

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.
Signature Guarantee:

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

        The initial principal amount of this Note is £5,500,000. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Registrar

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE U.S. SECURITIES ACT AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PURCHASERS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE U.S. SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE U.S. SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT.

UNTIL 40 DAYS AFTER THE COMMENCEMENT OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE U.S. SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT

EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK TO THE ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED), HAS AN INTEREST HEREIN.

ALTRA INDUSTRIAL MOTION, INC.

11 1/4% SENIOR NOTES DUE 2013

ISIN No. XS0243854261 Common Code 24385426	U.K.£33,000,000	Initial Aggregate Principal Balance
Certificate No. S-1	U.K.£27,500,000	Initial Principal Balance of this Certificate

        Altra Industrial Motion, Inc., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to THE BANK OF NEW YORK DEPOSITORY (NOMINEES LIMITED) or registered assigns the principal sum of up to THIRTY-THREE MILLION AND 00/100 Pounds Sterling (U.K.£33,000,000), initial issuance of TWENTY-SEVEN MILLION, FIVE HUNDRED THOUSAND AND 00/100 Pounds Sterling (U.K.£27,500,000) (or such principal amount at maturity as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on February 15, 2013 and to pay interest thereon as hereinafter set forth.

        Interest Rate: 11 1/4%

        Interest Payment Dates: February 15 and August 15, commencing August 15, 2006.

        Record Dates: February 1 and August 1

        Reference is made to the further provisions of this Note contained on the reverse side of this Note, which will for all purposes have the same effect as if set forth at this place.

[Signature page follows]

        IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ALTRA INDUSTRIAL MOTION, INC.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Office

Dated: February 8, 2006

TRUSTEE CERTIFICATE OF AUTHENTICATION

        This is one of the 11 1/4% Senior Notes due 2013 referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
Dated: February 8, 2006	By:	/s/ LUIS PEREZ Name: Luis Perez Authorized Signatory

(REVERSE OF SECURITY)

11 1/4% SENIOR NOTES DUE 2013

        23.    Interest.

        Altra Industrial Motion, Inc., a Delaware corporation (the "Issuer"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from and including the date of issuance. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 15, 2006. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

        24.    Method of Payment.

        The Issuer shall pay interest on the Notes to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date, and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and interest in money of the United Kingdom that at the time of payment is legal tender for payment of public and private debts ("U.K. Legal Tender"). However, the Issuer may pay principal and interest by check payable in such U.K. Legal Tender. The Issuer may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

        25.    Paying Agent and Registrar.

        Initially, The Bank of New York (the "Trustee") will act as Registrar and as paying agent in the City of New York (the "Principal Paying Agent") and The Bank of New York (Luxembourg) S.A. will act as paying agent in Luxembourg (the "Luxembourg Paying Agent" and, together with the Principal Paying Agent, the "Paying Agent"). The Issuer may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

        26.    Indenture.

        The Notes and the Guarantees were issued under an Indenture, dated as of February 8, 2006, by and among the Issuer, the Guarantors named therein, the Trustee and Principal Paying Agent and the Luxembourg Paying Agent (the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb) (the "U.S. TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the U.S. TIA, and thereafter as in effect on the date on which the Indenture is qualified under the U.S. TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to in the Indenture and the U.S. TIA for a statement of such terms. The Notes are senior unsecured obligations of the Issuer. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.

        27.    Redemption on or After February 15, 2010.

        (a)    Optional Redemption.    Except as described below, the Notes are not redeemable before February 15, 2010. On or after February 15, 2010, the Company may redeem the Notes, at its option, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 15 of the year set forth below:

Year	Percentage
2010	105.625%
2011	102.813%
2012 and thereafter	100.000%

        In addition, the Company must pay accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to the date of redemption (subject to the right of the Holders of the relevant record date to receive interest due on the relevant interest payment date).

        (b)    Optional Redemption upon Equity Offerings.    In addition, at any time, or from time to time, until February 15, 2009, the Company may, at its option, use an amount not to exceed the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued under the Indenture at a redemption price of 111.25% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date of redemption; provided that:

          (3)   at least 65% of the original principal amount of Notes (which includes Additional Notes, if any) issued under the Indenture remains outstanding immediately after any such redemption; and

          (4)   the Company makes such redemption not more than 120 days after the consummation of any such Equity Offering.

        (c)    Notice of Redemption.    Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at such Holder's registered address. If fewer than all of the Notes are to be redeemed, at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the principal U.S. or foreign securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee reasonably determines to be fair and appropriate; provided that no partial redemption will reduce the principal amount of a Note not redeemed to a denomination of less than £50,000; and provided, further, that any such partial redemption made with the proceeds of an Equity Offering will be made only on a pro rata basis or on as nearly a pro rata basis as practicable (subject to the procedures of Euroclear or Clearstream or any other depository) unless such method is otherwise prohibited. Notes in denominations of £50,000 or more may be redeemed in part.

        Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such redemption date sufficient to pay such redemption price plus accrued and unpaid interest and Additional Interest, if any, the Notes called for redemption will cease to bear interest from and after such redemption date, and the only remaining right of the Holders of such Notes will be to receive payment of the redemption price plus accrued and unpaid interest and Additional Interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed.

        28.    Offers to Purchase.

        Sections 4.10 and 4.19 of the Indenture provide that after certain Asset Sales and upon the occurrence of a Change of Control and subject to further limitations contained therein, the Issuer will make an offer to purchase the Notes in accordance with the procedures set forth in the Indenture.

        29.    Registration Rights.

        Pursuant to the Registration Rights Agreement among the Issuer, the Guarantors and the Initial Purchasers, the Issuer will be obligated to consummate an exchange offer. Upon such exchange offering, the Holders of the Initial Notes shall have the right, subject to compliance with securities laws, to exchange such Initial Notes for Notes, which have been registered under the U.S. Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain Additional Interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

        30.    Denominations; Transfer; Exchange.

        The Notes are in registered form, without coupons, in denominations of £50,000 and integral multiples of £1,000 in excess thereof. A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

        31.    Persons Deemed Owners.

        The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

        32.    Unclaimed Money.

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent may pay the money without interest thereon back to the Issuer. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

        33.    Discharge Prior to Redemption or Maturity.

        If the Issuer at any time deposits with the Trustee U.K. Legal Tender or Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or Maturity and complies with the other provisions of the Indenture relating thereto, the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, except for the rights of Holders to receive payments in respect of the principal of, and premium, if any, interest and Additional Interest, if any, on the Notes when such payments are due from the deposits referred to above.

        34.    Amendment; Supplement; Waiver.

        Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the U.S. TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

        35.    Restrictive Covenants.

        The Indenture imposes certain limitations on the ability of the Issuer and the Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

        36.    Successors.

        When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Indenture, the Notes and the Guarantees, the predecessor will be released from those obligations.

        37.    Defaults and Remedies.

        If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

        38.    Trustee Dealings with Issuer.

        Subject to the terms of the U.S. TIA and the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Issuer, the Subsidiaries or their respective Affiliates as if it were not the Trustee.

        39.    No Recourse Against Others.

        No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Issuer or the Guarantors shall have any liability for any obligation of the Issuer under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        40.    Guarantees.

        Payment of principal, premium, if any, and interest and Additional Interest, if any, is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

        41.    Authentication.

        This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

        42.    Governing Law.

        THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS NOTE, THE GUARANTEES AND THE INDENTURE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

        43.    Waiver of Jury Trial.

        Each of the parties hereto and the holders (by their acceptance of the Note) hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any action or proceeding arising out of or in connection with the Indenture, this Note, the Guarantees or the transactions contemplated by the Indenture.

        44.    Abbreviations and Defined Terms.

        Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        The Issuer will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to: Altra Industrial Motion, Inc., 14 Hayward Street, Quincy, Massachusetts 02171.

GUARANTEE

        Each of the undersigned and their respective successors under the Indenture (collectively, the "Guarantors") has jointly and severally with each of the other Guarantors, irrevocably and unconditionally guaranteed, on a senior unsecured basis to the extent set forth in the Indenture, dated as of February 8, 2006, by and among the Issuer, the Guarantors, The Bank of New York, as Trustee and Principal Paying Agent, and The Bank of New York (Luxembourg) S.A., as Luxembourg Paying Agent (the "Indenture"), (i) the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes, whether at maturity, by acceleration or otherwise, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

        THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS NOTATION OF GUARANTEE (THE "GUARANTEE") AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES. EACH HOLDER OF A NOTE, BY ACCEPTING THE SAME, (A) AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS AND (B) APPOINTS THE TRUSTEE ATTORNEY-IN-FACT FOR SUCH HOLDER FOR SUCH PURPOSES.

        THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.

AMERICAN ENTERPRISES MPT CORP.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
AMERICAN ENTERPRISES MPT HOLDINGS, LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
AMERIDRIVES INTERNATIONAL, LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
BOSTON GEAR LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
FORMSPRAG LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
KILIAN MANUFACTURING CORPORATION
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer

NUTTALL GEAR LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
THE KILIAN COMPANY
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC INTERNATIONAL HOLDING, INC.
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer
WARNER ELECTRIC TECHNOLOGY LLC
By:	/s/ MICHAEL L. HURT Name: Michael L. Hurt Title: Chief Executive Officer

ASSIGNMENT FORM

        If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

(Print or type name, address and zip code and
social security or tax ID number of assignee)

and irrevocably appoint
agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.
Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

        In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) February 8, 2008, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

[Check One]

(1)	☐	to the Issuer or a subsidiary thereof; or
(2)	☐	pursuant to and in compliance with Rule 144A under the U.S. Securities Act; or
(3)	☐
to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or
(4)	☐	outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the U.S. Securities Act; or
(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the U.S. Securities Act; or
(6)	☐	pursuant to an effective registration statement under the U.S. Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4) or (5) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the either Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act.

        If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

        The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.10 or 4.19 of the Indenture, check the appropriate box:

          Section 4.10 [            ]

          Section 4.19 [            ]

        If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.10 or 4.19 of the Indenture, state the amount you elect to have purchased:

£

Dated:

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.
Signature Guarantee:

SCHEDULE A

SCHEDULE OF PRINCIPAL AMOUNT

        The initial principal amount of this Note is £27,500,000. The following decreases/increases in the principal amount of this Note have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Registrar

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